Exhibit 99.1

Beeline Expects Q3 2026 Revenue to Reach Highest Level Since 2021, Record Margins, Lower Net Loss and Lowest Adjusted EBITDA Loss in Five Years

Q3 2026 ending cash expected to increase more than 50% versus Q2 2026

Pending HEI launch expected to expand Beeline’s home-finance offerings with a new product less tied to interest rates.

PROVIDENCE, R.I. — October 6, 2026 (GLOBE NEWSWIRE) — via IBN — Beeline Holdings, Inc. (NASDAQ: BLNE) (“Beeline” or the “Company”), a digital mortgage platform redefining the path to homeownership and property investment, today provided a preliminary update on its third-quarter 2026 performance and announced the pending launch of a Home Equity Investment (“HEI”) product as the Company continues to expand its product offering and reduce its dependence on traditional mortgage market cycles and volatile interest rates.

Based on preliminary results, Beeline expects Q3 2026 revenue to be the second-highest quarterly revenue in Company history and the highest since 2021, while achieving the highest margins in Company history.

The Company expects its Q3 2026 net loss to be lower than the second quarter 2026 net loss. The Company also expects its Q3 2026 adjusted EBITDA loss to improve to the lowest level in 5 years reflecting continued improvement in operating performance despite a mortgage environment challenged by elevated interest rates.

In addition, Beeline expects to end Q3 2026 with a cash position at least 50% higher than at the end of Q2 2026.

Management believes these results demonstrate the impact of Beeline’s strategic decision in April to shift its mortgage product mix toward Non-QM lending, particularly DSCR and Bank Statement loans serving property investors and self-employed borrowers.

“Q3 is expected to demonstrate that the strategic changes we made beginning in April are working,” said Nick Liuzza, CEO and Co-Founder of Beeline. “We expect to deliver the second-highest revenue quarter in our history and our highest margins ever and our lowest adjusted EBITDA loss since 2021, while strengthening our cash position. We believe the shift toward Non-QM was the right decision, and the results are beginning to demonstrate why.”

Liuzza continued, “Now we are preparing to add another significant growth opportunity with HEI. Homeowners have accumulated substantial equity, but higher interest rates can make accessing that equity through a traditional cash-out refinance or HELOC less attractive or, for some homeowners, unavailable. HEI gives us another way to serve those customers by providing access to home equity without a traditional loan or monthly principal and interest payment. Importantly, it also expands Beeline into a product category that is less directly tied to mortgage rates.”

Building Beyond the Traditional Mortgage Cycle

HEIs are growing in popularity, with more than $4 billion funded in the U.S. to date and institutional capital and securitization activity continuing to expand. Beeline’s model follows a mortgage-style process that incorporates applicable disclosures and documentation requirements, with the goal of providing a transparent, compliant and consumer-friendly experience.

Beeline is offering a HEI designed to provide homeowners with access to their home equity without traditional income documentation or required monthly payments. Structured as a loan, the HEI may have a 10-year term or align with the remaining term of the homeowner’s existing mortgage. Qualification requirements are generally less restrictive than those of a traditional mortgage, with credit scores as low as 500 potentially eligible in certain circumstances.

Management believes the emerging HEI category represents a significant opportunity as homeowners hold substantial accumulated equity while many remain reluctant to refinance existing low-rate mortgages or may not qualify for traditional home-equity financing.

By combining its growing Non-QM mortgage business with HEI, Beeline is building a broader home-finance platform designed to perform across different interest-rate environments.

“Our objective is to build a company that does not need interest rates to fall in order to grow,” Liuzza said. “Non-QM is already broadening our opportunity, and HEI gives us another large addressable market that is not driven by the same interest-rate dynamics as traditional mortgages. We believe the combination positions Beeline to continue building momentum regardless of where mortgage rates move.”

The Company will provide complete third quarter 2026 financial results in the Form 10-Q with full details, including the required reconciliations of non-GAAP to GAAP financial measures. The forecasts contained in this press release are subject to the completion of quarter-end financial close and auditor review processes and any adjustments which result therefrom.

About Beeline Holdings, Inc.

Beeline Holdings, Inc. (NASDAQ: BLNE) is a technology-driven mortgage and home-finance company focused on simplifying and accelerating the path to homeownership, property investment and home-equity access. Through its digital platform, Beeline offers mortgage products designed for traditional borrowers, self-employed borrowers and real estate investors and is expanding its platform into home equity investment products.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding preliminary third-quarter financial results, expected revenue, margins, third quarter 2026 loss, adjusted EBITDA, cash position, the anticipated benefits of Beeline’s Non-QM strategy, the pending launch and potential growth and benefits of its HEI product.

Forward-looking statements are prefaced by words such as “anticipate,” “expect,” “plan,” “could,” “may,” “will,” “should,” “would,” “intend,” “seem,” “potential,” “appear,” “continue,” “future,” “believe,” “estimate,” “forecast,” “project,” “target,” and similar words. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. We caution you, therefore, against relying on any of these forward-looking statements. Our actual results may differ materially from those contemplated by the forward-looking statements for a variety of reasons, including, without limitation, the possibility that estimates, projections and assumptions on which the forward-looking statements are based prove to be incorrect including our revenue or operating results being less than expected and adjustments that may result from financial statement close and auditor review processes, future interest rate changes, the risks arising from the impact of affordability, inflation, tariffs, the war in the Middle East, and a recession which may result on the Company’s business, prospective customers, and on the national and global economy, our need for additional capital to meet future goals and milestone targets, our ability to attract homeowners to our products and services, our ability to comply with applicable regulatory requirements and new regulations and developments that may arise including the potential for regulatory changes regarding digital assets, artificial intelligence, and other areas that impact and may in the future impact the Company’s business, the possibility that our expectations and perceived benefits with respect to strategic transactions, and the risk that software and technology infrastructure on which we depend fails to perform as designed or intended. Additional information regarding these and other risks is contained in Beeline’s filings with the Securities and Exchange Commission, including the Risk Factors contained in the Company’s 2025 Annual Report on Form 10-K and our prospectus supplement dated March 10, 2026. Any forward-looking statement made by us in this press release speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

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